Exhibit 99.1

Your Community Bankshares, Inc. reports 2nd quarter net income available to common shareholders of $3.8 million, or $0.68 per diluted common share and 3rd quarter dividend

New Albany, Ind. (July 25, 2016) — Your Community Bankshares, Inc. reported the results of operations for the three and six months ended June 30, 2016.  The Company also announced that on July 19, 2016 its Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.12 per share payable on August 25, 2016 to shareholders of record on August 8, 2016.

The following points summarize significant financial information for the second quarter of 2016:

•                  Net income available to common shareholders for the second quarter of 2016 was $3.8 million, or $0.68 per diluted share, as compared $3.5 million, or $0.64 per diluted share, for the same quarter in 2015.

•                  Non-performing assets to total assets declined to 0.45% at June 30, 2016 from 0.57% at March 31, 2016.  Foreclosed and repossessed assets declined from $6.2 million to $4.2 million over the same period.

•                  Tangible book value per common share was $23.54 as of June 30, 2016 as compared to $21.57 at December 31, 2015 and $19.72 at June 30, 2015.

•                  Net interest income declined to $13.0 million from $13.9 million in the second quarter of 2015 due to both a decline in earning assets of $20.5 million and an increase in the cost of interest-bearing liabilities from 0.41% to 0.60%.  The increase in the cost of interest-bearing liabilities was primarily attributable to the issuance of $25.0 million in subordinated debentures in the fourth quarter of 2015 at a rate of 6.25% to redeem $28.0 million in preferred stock issued under the U.S. Treasury’s Small Business Lending Fund program.

•                  Fully tax equivalent net interest margin was 3.90%, a decrease from 4.04% for the second quarter of 2015.  The decline in the margin was attributable to the same factors that drove the decline in net interest income.

•                  Provision for loan losses was $405,000, a decrease from $2.2 million for the same quarter in 2015.

•                  Non-interest income increased to $3.6 million from $2.7 million for the same quarter in 2015.  The increase was mostly attributable a gain on life insurance benefit of $621,000 and gain on branch divestiture of $422,000 during the second quarter of 2016.

•                  Non-interest expense was $12.1 million as compared to $10.5 million for the second quarter of 2015, which was primarily caused by increases in incentive and stock-based compensation between periods.

•                  The Company’s effective tax rate was 7.7% during the quarter as compared to 14.5% for the first quarter of 2016 due to the gain on life insurance benefit of $621,000 which is tax exempt.

•                  Beginning March 31, 2015, the Company and its subsidiaries were subject to the new Basel III capital standards and met the definition of well-capitalized under the revised rules as of June 30, 2016.

Selected performance ratios for the company are set out in the following table.

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2015	2016	2015
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Return on average assets	0.98%	0.95%	0.98%	0.99%	0.89%	0.97%	0.33%
Return on average assets, excluding merger and integration expenses, gain on recognition of life insurance benefit, net gain (loss) on sales of available-for-sale securities, gain on branch divestiture, and net loss on sale of loans, net of income taxes	0.78%	0.95%	1.05%	1.01%	0.92%	0.91%	0.64%
Return on average equity	11.17%	11.34%	10.30%	10.44%	9.75%	11.26%	3.60%
Return on average equity, excluding merger and integration expenses, gain on recognition of life insurance benefit, net gain (loss) on sales of available-for-sale securities, gain on branch divestiture, and net loss on sale of loans, net of income taxes	8.93%	11.34%	11.07%	10.65%	10.02%	10.62%	7.10%
Net interest margin, fully tax equivalent	3.90%	3.91%	4.08%	3.94%	4.04%	3.90%	3.95%
Net interest margin excluding accretion	3.67%	3.66%	3.67%	3.61%	3.60%	3.65%	3.56%
Efficiency ratio (1)	69.63%	68.76%	64.63%	64.56%	58.85%	68.36%	70.18%

(1)  Net interest income on a fully taxable equivalent basis.  Excludes gains or losses on sales of securities, foreclosed asset expenses, amortization of intangibles, gain on branch divestiture, gain on recognition of life insurance benefit, and merger and integration expenses.

Your Community Bankshares, Inc.

Consolidated Balance Sheets

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015 (1)	June 30, 2015 (1)
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
				(As Recast)	(As Recast)
	(In thousands)
ASSETS
Cash and due from financial institutions	$44,417	$24,439	$30,425	$29,618	$28,947
Interest-bearing deposits in other financial institutions	9,676	20,726	13,365	10,814	32,383
Securities available for sale	287,436	348,068	378,978	403,486	398,292
Loans held for sale	851	234	1,015	19,386	390
Loans	1,076,576	1,047,508	1,016,314	992,622	1,008,724
Allowance for loan losses	(6,561)	(6,188)	(6,851)	(6,416)	(8,045)
Federal Home Loan Bank and Federal Reserve stock	4,233	3,882	3,890	3,891	3,807
Accrued interest receivable	5,359	5,124	5,328	5,151	5,083
Premises and equipment, net	31,916	32,576	33,270	30,314	31,462
Premises and equipment held for sale	—	—	—	3,898	5,954
Company owned life insurance	32,931	33,381	33,127	32,828	33,348
Goodwill	4,945	4,945	4,945	4,945	4,945
Core deposit intangible	4,430	4,716	5,015	5,321	5,634
Foreclosed and repossessed assets	4,166	6,228	9,952	9,261	8,337
Other assets	23,953	24,828	27,242	27,568	29,804
Total Assets	$1,524,328	$1,550,467	$1,556,015	$1,572,687	$1,589,065

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Non-interest bearing	$303,039	$283,518	$286,739	$275,350	$292,179
Interest-bearing	921,502	954,446	975,325	968,620	1,014,357
Total deposits	1,224,541	1,237,964	1,262,064	1,243,970	1,306,536
Short-term borrowings	44,507	73,410	48,785	74,034	42,989
Other borrowings	106,927	97,551	108,347	93,974	84,737
Accrued interest payable	437	840	451	375	703
Other liabilities	9,223	7,785	9,282	8,832	8,741
Total liabilities	1,385,635	1,417,550	1,428,929	1,421,185	1,443,706

SHAREHOLDERS’ EQUITY
Preferred stock	—	—	—	28,000	28,000
Common stock	578	578	578	578	578
Additional paid-in capital	91,773	91,159	90,869	90,459	89,791
Retained earnings	45,667	42,554	39,512	36,336	33,228
Accumulated other comprehensive income (loss)	5,555	4,183	2,089	2,489	150
Treasury stock	(4,880)	(5,557)	(5,962)	(6,360)	(6,388)
Total shareholders’ equity	138,693	132,917	127,086	151,502	145,359
Total Liabilities and Shareholders’ Equity	$1,524,328	$1,550,467	$1,556,015	$1,572,687	$1,589,065

Book value per common share	$25.25	$24.36	$23.41	$22.84	$21.53
Tangible book value per common share	$23.54	$22.60	$21.57	$21.10	$19.72

(1)  Management obtained information subsequent to the issuance of the September 30, 2015 and June 30, 2015 financial statements about the fair value of assets acquired and liabilities assumed from First Financial Service Corporation which resulted in an adjustment to the initial fair values established.  The table below details the adjustments to the September 30, 2015 and June 30, 2015 consolidated balance sheet; there were no adjustments to the consolidated statement of operations for the periods ending September 30, 2015 and June 30, 2015.

	September 30, 2015			June 30, 2015
	As Previously Reported	Recast Adjustments	As Recast	As Previously Reported	Recast Adjustments	As Recast
	(In thousands)
Loans	$992,662	$—	$992,662	$1,005,016	$3,708	$1,008,724
Loans held for sale	20,896	(1,510)	19,386	390	—	390
Premises and equipment held for sale	3,898	—	3,898	5,635	319	5,954
Foreclosed and repossessed assets	9,028	233	9,261	8,354	(17)	8,337
Other assets (deferred tax asset)	27,121	447	27,568	30,647	(843)	29,804
Goodwill	4,115	830	4,945	6,375	(1,430)	4,945
Other borrowings (subordinated debt)	93,974	—	93,974	83,000	1,737	84,737

Your Community Bankshares, Inc.

Consolidated Statements of Operations

	Three Months Ended					Six Months Ended
	June	March	December	September	June	June	June
	30,	31,	31,	30,	30,	30,	30,
	2016	2016	2015	2015	2015	2016	2015
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Interest and dividend income
Loans, including fees	$12,639	$12,373	$12,956	$12,361	$12,787	$25,012	$25,310
Investment securities and other	2,001	2,268	2,307	2,334	2,319	4,269	4,552
Interest and dividend income	14,640	14,641	15,263	14,695	15,106	29,281	29,862

Interest expense
Deposits	551	560	575	570	580	1,111	1,154
Borrowed funds	1,110	1,085	795	731	612	2,195	1,310
Total interest expense	1,661	1,645	1,370	1,301	1,192	3,306	2,464
Net interest income	12,979	12,996	13,893	13,394	13,914	25,975	27,398
Provision for loan losses	405	—	330	—	2,155	405	2,261
Net interest income after provision for loan losses	12,574	12,996	13,563	13,394	11,759	25,570	25,137

Non-interest income
Service charges on deposit accounts	1,471	1,478	1,634	1,655	1,669	2,949	3,060
Interchange income	710	572	700	575	476	1,282	920
Earnings on company owned life insurance	253	254	298	226	253	507	505
Net gain (loss) on sales of available for sale securities	89	297	204	(1)	—	386	51
Net loss on sale of loans	—	—	(316)	—	—	—	—
Mortgage banking income	121	78	104	70	74	199	191
Commission income	45	46	46	48	50	91	97
Gain on recognition of life insurance benefit	621	—	—	835	—	621	—
Amortization of tax credit investments	(350)	(350)	(63)	(119)	(92)	(700)	(178)
Gain on branch divestiture	422	—	—	—	—	422	—
Other income	238	189	136	220	222	427	240
Non-interest income	3,620	2,564	2,806	3,509	2,652	6,184	5,064

Non-interest expense
Salaries and employee benefits	6,281	6,026	6,065	5,619	5,086	12,307	14,205
Occupancy & equipment	1,562	1,752	1,681	2,640	1,672	3,314	3,880
Data processing	1,105	1,089	1,152	1,567	921	2,194	2,735
Amortization of intangible assets	285	299	307	312	318	584	715
Foreclosed assets, net	210	(110)	90	119	(95)	100	249
Other expense	2,664	2,180	2,589	2,395	2,573	4,844	6,615
Total non-interest expense	12,107	11,236	11,884	12,652	10,475	23,343	28,399
Income (loss) before income taxes	4,087	4,324	4,485	4,251	3,936	8,411	1,802
Income tax expense (benefit)	318	629	627	334	371	947	(827)
Net income (loss)	3,769	3,695	3,858	3,917	3,565	7,464	2,629
Preferred stock dividend	—	—	(91)	(110)	(109)	—	(219)
Net income available to common shareholders	$3,769	$3,695	$3,767	$3,807	$3,456	$7,464	$2,410

Earnings per basic share	$0.69	$0.68	$0.70	$0.70	$0.64	$1.37	$0.45
Earnings per diluted share	$0.68	$0.67	$0.68	$0.70	$0.64	$1.34	$0.44
Dividend per common share	$0.12	$0.12	$0.12	$0.12	$0.12	$0.24	$0.24
Average number of basic shares	5,467,982	5,449,364	5,413,914	5,405,691	5,383,887	5,458,672	5,379,379
Average number of dilutive shares	5,566,364	5,548,210	5,505,757	5,470,557	5,437,602	5,551,944	5,426,509

Merger and integration expenses contained in:
Salaries and employee benefits	$—	$—	$—	$—	$60	$—	$2,165
Occupancy & equipment	—	—	21	972	—	—	310
Data processing	—	—	59	413	27	—	746
Other expense	302	—	44	20	69	302	702
Total merger and integration expenses	302	—	124	1,405	156	302	3,923
Total merger and integration expenses, net of income taxes	196	—	81	913	101	196	2,550

Your Community Bankshares, Inc.

Average Balances, Interest Yields and Costs

	Three Months Ending,
	6/30/2016		3/31/2016		12/31/2015		9/30/2015		6/30/2015
	Average Balance	Average Yield/ Cost	Average Balance	Average Yield/ Cost	Average Balance	Average Yield/ Cost	Average Balance	Average Yield/ Cost	Average Balance	Average Yield/ Cost
ASSETS
Earning assets:
Interest-bearing deposits with banks	$28,946	0.35%	$12,327	1.24%	$24,233	0.36%	$17,489	0.73%	$48,008	0.41%
Taxable securities	200,447	1.83	244,685	1.90	261,870	1.86	283,885	1.78	288,420	1.84
Tax-exempt securities	118,342	5.33	118,927	5.34	117,447	5.27	112,408	5.35	98,423	5.52
Total loans and fees	1,068,274	4.84	1,037,140	4.89	1,019,794	5.13	1,001,041	4.96	1,000,865	5.17
FHLB and Federal Reserve stock	4,048	4.67	3,886	5.07	3,890	4.18	3,837	4.65	4,860	5.69
Total earning assets	1,420,057	4.37	1,416,965	4.38	1,427,234	4.46	1,418,660	4.30	1,440,576	4.37
Less: Allowance for loan losses	(6,166)		(6,318)		(7,301)		(7,757)		(7,532)
Non-earning assets:
Cash and due from banks	16,799		27,396		28,007		32,263		35,902
Bank premises and equipment, net	32,253		33,078		33,712		36,869		37,778
Other assets	87,094		90,794		87,095		92,150		96,967
Total assets	$1,550,037		$1,561,915		$1,568,747		$1,572,185		$1,603,691

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:
Savings and other	$651,192	0.17%	$653,364	0.16%	$656,227	0.16%	$652,860	0.15%	$688,831	0.15%
Time deposits	286,858	0.39	307,936	0.38	324,026	0.38	339,480	0.37	352,394	0.36
Short-term borrowings	62,256	0.43	62,788	0.43	59,004	0.34	50,067	0.32	39,033	0.24
Other borrowings	117,783	3.56	111,685	3.67	92,274	3.20	86,752	3.16	83,170	2.84
Total interest-bearing liabilities	1,118,089	0.60	1,135,773	0.58	1,131,531	0.48	1,129,159	0.46	1,163,428	0.41

Non-interest bearing liabilities:
Non-interest demand deposits	287,720		283,859		277,333		285,743		283,101
Accrued interest payable and other liabilities	8,524		11,288		11,366		8,478		10,453
Shareholders’ equity	135,704		130,995		148,517		148,805		146,709
Total liabilities and shareholders’ equity	$1,550,037		$1,561,915		$1,568,747		$1,572,185		$1,603,691

Net interest spread		3.77%		3.80%		3.98%		3.84%		3.96%
Net interest margin		3.90		3.91		4.08		3.94		4.04

Accretion and Amortization of Fair Value Adjustments

	Three Months Ending,
	6/30/2016		3/31/2016		12/31/2015		9/30/2015		6/30/2015
	Fair Value Accretion	Impact on Net Interest Margin	Fair Value Accretion	Impact on Net Interest Margin	Fair Value Accretion	Impact on Net Interest Margin	Fair Value Accretion	Impact on Net Interest Margin	Fair Value Accretion	Impact on Net Interest Margin

Loans	$432	0.11%	$417	0.12%	$984	0.27%	$648	0.18%	$1,016	0.28%
Interest-bearing deposits	340	0.09	359	0.10	397	0.11	432	0.12	475	0.13
FHLB advances	64	0.02	63	0.02	63	0.02	63	0.02	62	0.02
Subordinated debentures	39	0.01	38	0.01	38	0.01	40	0.01	36	0.01
Total fair value accretion	$875	0.23%	$877	0.25%	$1,482	0.41%	$1,183	0.33%	$1,589	0.44%

Your Community Bankshares, Inc.

Selected Loan Information

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
		(Unaudited)		(Unaudited)	(Unaudited)
				(As recast)	(As recast)
			(In thousands)
ACQUIRED LOANS
Loans on non-accrual status	$1,117	$963	$1,323	$2,257	$5,922
Loans past due 90 days or more and still accruing	53	—	68	—	—
Foreclosed and repossessed assets	2,265	3,867	7,825	6,023	4,849
Total non-performing assets	3,435	4,830	9,216	8,047	10,771

Allowance for loan losses	79	72	59	205	—
Non-accretable yield on acquired loans	4,845	5,063	5,293	10,949	16,246

LEGACY LOANS
Loans on non-accrual status	1,535	1,609	2,694	2,229	6,016
Loans past due 90 days or more and still accruing	—	—	—	—	220
Foreclosed and repossessed assets	1,901	2,361	2,127	3,238	3,505
Total non-performing assets	3,436	3,969	4,821	5,467	9,741

Total Legacy Loans	795,699	751,202	704,549	667,281	625,624
Allowance for loan losses	6,482	6,116	6,792	6,211	8,045

Allowance for loan losses to legacy loans	0.82%	0.81%	0.96%	0.93%	1.29%

TOTAL LOANS
Loans on non-accrual status	$2,652	$2,572	$4,017	$4,486	$11,938
Loans past due 90 days or more and still accruing	53	—	68	—	220
Foreclosed and repossessed assets	4,166	6,228	9,952	9,261	8,354
Total non-performing assets	$6,871	$8,800	$14,037	$13,747	$20,512

Non-performing assets to total assets	0.45%	0.57%	0.90%	0.87%	1.29%
Allowance for loan losses to total loans	0.61%	0.59%	0.65%	0.80%	0.71%

Reconciliation of Fully Tax Equivalent Adjustments to GAAP Net Interest Income

	6/30/2016		3/31/2016		12/31/2015		9/30/2015		6/30/2015
	Net Interest Income	Yield	Net Interest Income	Yield	Net Interest Income	Yield	Net Interest Income	Yield	Net Interest Income	Yield
GAAP net interest income	$12,979	3.68%	$12,996	3.69%	$13,893	3.86%	$13,394	3.75%	$13,914	3.87%

Tax equivalent adjustment
Investment securities	548	0.16	552	0.16	546	0.15	530	0.15	474	0.14
Loans	227	0.06	226	0.06	225	0.07	154	0.04	115	0.03
Total tax equivalent adjustment	775	0.22	778	0.22	771	0.21	684	0.19	589	0.17

Tax equivalent net interest income	$13,754	3.90%	$13,774	3.91%	$14,664	4.08%	$14,078	3.94%	$14,503	4.04%

About Your Community Bankshares, Inc.

Your Community Bankshares, Inc. is a bank holding company headquartered in New Albany, Indiana and includes its wholly owned, state-chartered subsidiary bank, Your Community Bank. The Company operates 36 financial centers in Indiana and Kentucky. The Bank is engaged primarily in the business of attracting deposits from the general public and using such funds for the origination of commercial business and real estate loans and secured consumer loans such as home equity lines of credit and automobile loans. Additionally, the Bank originates and sells into the secondary market mortgage loans for the purchase of single-family homes. For more information visit www.yourcommunitybank.com.

Statements in this press release relating to the Company’s plans, objectives, or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s current expectations. The Company’s actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties, including those discussed in the Company’s 2015 Form 10-K and subsequent 10-Q filed with the Securities and Exchange Commission.

###

CONTACT:

Paul Chrisco

CFO

Your Community Bankshares, Inc.

812-981-7375